UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 19, 2006

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 135 East Maumee Street Adrian, Michigan (Address of principal executive office)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.) 49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.01     Regulation FD Disclosure

On September 19, 2006, Pavilion Bancorp, Inc. issued a press release announcing the plans of its wholly-owned subsidiary bank, the Bank of Lenawee, to open three new branches in 2007 and 2008. Please see the press release attached as Exhibit 99.1 for more information.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release Dated September 19, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 19, 2006	PAVILION BANCORP, INC. (Registrant) By: /s/ Mark D. Wolfe —————————————— Mark D. Wolfe Chief Financial Officer